UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)	February 15, 2005

Berkshire Income Realty, Inc
(Exact name of Registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code		(617) 523-7722

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Berkshire Income Realty, Inc. (the “Registrant”) hereby amends its Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission on February 22, 2005, to amend Item 9.01 therein to include required financial statements, pro forma financial information and certain exhibits.

At the time of filing of the Form 8-K disclosing the acquisition of Westchester West Apartments (“Westchester West”) by the Registrant, the financial statements of the acquired property were not available. The Registrant indicated that it would file the necessary financial information within seventy-one days after the initial filing date.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements under Rule 3–14 of Regulation S-X for Westchester West:

1.	Report of Independent Auditors.
2.	Statements of Revenue and Certain Expenses of Westchester West for the years ended December 31, 2004, 2003 and 2002.
3.	Notes to Statements of Revenue and Certain Expenses of Westchester West.
4.	Statement of Estimated Taxable Operating Results and Estimated Cash to be Made Available
by Operations.

(b)	Pro Forma Financial Information under Article 11 of Regulation S-X for Westchester West:

1.	Unaudited Pro Forma Consolidated Balance Sheet of Berkshire Income Realty, Inc. as of December 31, 2004.
2.	Unaudited Pro Forma Consolidated Statement of Operations of Berkshire Income Realty, Inc. for the year ended December 31, 2004.
3.	Notes to the Unaudited Pro Forma Consolidated Financial Statements of Berkshire Income Realty, Inc.

(c)	Exhibits

EXHIBIT NO.

Exhibit 10.1	Purchase and Sale Agreement dated December 9, 2004, between BRH Westchester, L.L.C., BRI OP Limited Partnership, Berkshire Income Realty – OP, L.P. and BIR Westchester, L.L.C. *

*Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.

Date: May 3, 2005	/s/ David C. Quade
Name: David C. Quade
Title: Principal Financial Officer

Date: May 3, 2005	/s/ Christopher M. Nichols
Name: Christopher M. Nichols
Title: Principal Accounting Officer

Report of Independent Auditors

To the Board of Directors and Shareholders of Berkshire Income Realty, Inc.

We have audited the accompanying Statements of Revenue and Certain Expenses of the Westchester West Apartments, Silver Spring, Maryland, (“Westchester West”) for the years ended December 31, 2004, 2003, and 2002. These Statements are the responsibility of the Westchester West’s management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8K/A of Berkshire Income Realty, Inc.) as described in Note 1 and are not intended to be a complete presentation of Westchester West’s revenue and expenses.

In our opinion, the Statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 of Westchester West for the years ended December 31, 2004, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ Pricewaterhouse Coopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 3, 2005

WESTCHESTER WEST APARTMENTS

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

		For the Year Ended

Revenue	December 31, 2004	December 31, 2003	December 31, 2002
Rental	$ 4,227,013	$ 4,043,239	$ 3,856,756
Interest	595	769	1,540
Utility reimbursement	64,451	65,836	59,356
Other	112,612	87,844	96,837
Total revenue	4,404,671	4,197,688	4,014,489

Certain expenses
Operating	800,622	742,570	693,695
Repairs and maintenance	382,750	321,214	290,754
General and administrative	58,276	53,917	46,028
Real estate taxes	222,854	214,608	208,917
Total certain expenses	1,464,502	1,332,309	1,239,394

Revenue in excess of certain expenses	$ 2,940,169	$ 2,865,379	$ 2,775,095

The accompanying notes are an integral part of these financial statements.

WESTCHESTER WEST APARTMENTS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.	Operations, Basis of Presentation and Summary of Significant Accounting Policies

Operations

The accompanying Statements of Revenue and Certain Expenses include the operations (see “Basis of Presentation” below) of Westchester West Apartments (“Westchester West”), a multifamily apartment community owned and managed by an affiliate of Berkshire Income Realty, Inc. (the “Company”).

On February 15, 2005, Berkshire Income Realty – OP, L.P. (“BIR-OP”), the operating subsidiary of the Company, and its newly formed and wholly owned subsidiary, BIR Westchester, L.L.C., consummated the acquisition of 100% of the outstanding limited and general partner interests (the “Interests”) of BRI Westchester Limited Partnership, the fee simple owner of Westchester West Apartments, a 345 unit multifamily apartment community located in Silver Spring, Maryland, from BRH Westchester, L.L.C. and BRI OP Limited Partnership (collectively, the “Seller”). The Seller is an affiliate of the Company. The purchase price, which was agreed upon through arms-length negotiations, was $39,250,000, subject to normal operating pro rations. The acquisition was approved by the audit committee of the Board of Directors (the “Audit Committee”) of the Company, which is comprised solely of directors who are independent under applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the American Stock Exchange (“AMEX”).

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses have been prepared on the accrual basis of accounting.

The accompanying Statements of Revenue and Certain Expenses are not representative of the actual operations of Westchester West for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X Rule 3-14, certain expenses, which may not be comparable to the expenses to be incurred by the Company in future operations of Westchester West have been excluded. Expenses excluded relate to Westchester West’s interest expense, depreciation and amortization expense. The Company is not aware of any material factors relating to Westchester West that would cause the reported financial information not to be indicative of future operating results.

Summary of Significant Accounting Policies

Real Estate

Costs related to the acquisition and improvement of property and related equipment are capitalized. Expenditures for repairs and maintenance items are expensed as incurred.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year. Other revenue includes application, relet, pet, laundry, late, cable and damage fees.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On February 15, 2005, BIR-OP, the operating subsidiary of the Company, and its newly formed and wholly owned subsidiary, BIR Westchester West, L.L.C., consummated the acquisition of 100% of the Interests of BRI Westchester Limited Partnership, the fee simple owner of Westchester West, a 345 unit multifamily apartment community located in Silver Spring, Maryland, from the Seller. The Seller is an affiliate of the Company. The purchase price, which was agreed upon through arms-length negotiations, was $39,250,000, subject to normal operating pro rations. The acquisition was approved by the Audit Committee, which is comprised solely of directors who are independent under applicable rules and regulations of the SEC and the AMEX.

The purchase price and related closing costs were funded in part through a $29,500,000 first mortgage. The note payable has a fixed interest rate of 5.03% for a term of ten years and is collateralized by the property. The loan requires payments of interest only for the first 24 months, the rate of interest is fixed for the term of the loan and there is an extension option for a one year adjustable rate mortgage at the end of the original loan term. The balance of the purchase price was paid from available cash.

Westchester West’s source of revenue is primarily its tenant rental revenue. Other revenue includes application, relet, pet, laundry, late, cable and damage fees. The Company believes Westchester West is located in a distinct market and appeals to a distinct tenancy. The Baltimore Metropolitan Statistical Area, in the Company’s opinion, is a fundamentally sound, well-occupied market with positive trends in population, vacancy rates and rent increases for garden style apartments.

Westchester West’s historical average physical occupancy over the past three years is reflected in the following table:

2004 Average Physical Occupancy	2003 Average Physical Occupancy	2002 Average Physical Occupancy
96.1%	96.6%	96.8%

The Company currently expects to spend approximately $1,180,000 over the next year, or an average of $3,416 per apartment unit, for interior and exterior capital improvements at the property.

The Company, after reasonable inquiry, is not aware of any material factors relating to the property other than those stated above that would cause the reported financial information not to be indicative of future operating results.

The following unaudited pro forma financial statements give effect to the acquisition by the Company of the Interests in Westchester West. The unaudited pro forma balance sheet as of December 31, 2004 presents the financial position of the Company as if the acquisition of the property, which occurred subsequent to December 31, 2004, had occurred on December 31, 2004. The unaudited pro forma statements of operations for the year ended December 31, 2004 reflect the results of operations of the Company as if the acquisition of Westchester West had been completed as of January 1, 2004.

These unaudited pro forma financial statements do not represent the Company’s financial condition or results of operations for any future date or period. Actual future results could be materially different from these pro forma results. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements of the Company and the related management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the year ended December 31, 2004. In addition, in conjunction with these unaudited pro forma financial statements, you should read the statements of revenue and certain expenses of Westchester West contained elsewhere in this Form 8-K/A.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2004

(unaudited)

	Berkshire Income Realty, Inc.	Westchester West (a)	Notes	Pro Forma
ASSETS
Multifamily apartment communities, net of accumulated depreciation of $113,953,842	$ 260,554,434	$ 39,681,021		$ 300,235,455
Cash and cash equivalents	31,913,045	(11,238,496)	(b)	20,674,549
Cash restricted for tenant security deposits	1,217,517	-		1,217,517
Replacement reserve escrow	2,157,952	111,000		2,268,952
Prepaid expenses and other assets	8,190,739	343,955		8,534,694
Investment in Mortgage Funds	10,167,693	-		10,167,693
Investment in Multifamily Joint Venture	2,274,500	-		2,274,500
Acquired in place leases and tenant relationships, net of accumulated amortization of $1,722,428	2,152,840	732,219		2,885,059
Deferred expenses, net of accumulated amortization of $325,338	2,476,779	196,547		2,673,326

Total assets	$ 321,105,499	$ 29,826,246		$ 350,931,745

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$ 268,716,955	$ 29,500,000		$ 298,216,955
Due to affiliates	1,862,822	-		1,862,822
Dividends and distributions payable	1,087,607	-		1,087,607
Accrued expenses and other liabilities	7,312,054	188,523		7,500,577
Tenant security deposits	1,468,397	137,723		1,606,120

Total liabilities	280,447,835	29,826,246		310,274,081

Commitments and contingencies	-	-		-
Minority interest in properties	7,422,481	-		7,422,481

Stockholders’ equity:
Series A 9% Cumulative Redeemable Preferred Stock, no par value, $25 stated value, 5,000,000 shares authorized, 2,978,110 shares issued and outstanding at December 31, 2004	70,210,830	-		70,210,830
Class A common stock, $.01 par value, 5,000,000 shares authorized; 0 shares issued and outstanding at December 31, 2004	-	-		-
Class B common stock, $.01 par value, 5,000,000 shares authorized; 1,283,313 shares issued and outstanding at December 31, 2004	12,833	-		12,833
Excess stock, $.01 par value, 15,000,000 shares authorized; 0 shares issued and outstanding at December 31, 2004	-	-		-
Accumulated deficit	(36,988,480)	-		(36,988,480)

Total stockholders’ equity	33,235,183	-		33,235,183

Total liabilities and stockholders’ equity	$ 321,105,499	$ 29,826,246		$ 350,931,745

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

(unaudited)

	Berkshire Income Realty, Inc.	Westchester West (g)	Notes	Pro Forma
Revenue:
Rental	$ 37,611,830	$ 4,227,013		$ 41,838,843
Interest	832,414	595		833,009
Utility reimbursement	527,782	64,451		592,233
Other	1,547,636	112,612		1,660,248
Total revenue	40,519,662	4,404,671		44,924,333

Expenses:
Operating	10,121,750	800,622		10,922,372
Maintenance	2,970,566	382,750		3,353,316
Real estate taxes	4,616,759	222,854		4,839,613
General and administrative	1,671,982	58,276		1,730,258
Management fees	2,733,767	333,187	(c)	3,066,954
Depreciation	11,628,272	1,872,944	(d)	13,501,216
Loss on extinguishment of debt	1,059,143	-		1,059,143
Interest	11,202,364	1,504,459	(e)	12,706,823
Loss on sale of securities	163,630	-		163,630
Amortization of acquired in-place leases and tenant relationships	1,603,612	654,403	(f)	2,258,015

Total expenses	47,771,845	5,829,495		53,601,340

Loss before minority interest in properties, equity in loss of Multifamily Venture, Equity in income of Mortgage Funds and minority common interest in Operating Partnership	(7,252,183)	(1,424,824)		(8,677,007)

Minority interest in properties	(2,932,572)	-		(2,932,572)

Equity in loss of Multifamily Venture	(276,085)	-		(276,085)

Equity in income of Mortgage Funds	3,392,585	-		3,392,585

Minority common interest in Operating Partnership	(976,100)	-		(976,100)

Loss before gain on transfer of property	(8,044,355)	(1,424,824)		(9,469,179)

Gain on transfer of property to Multifamily Venture	232,704	-		232,704

Net loss	(7,811,651)	$ (1,424,824)		(9,236,475)

Preferred dividend	(6,700,814)			(6,700,814)

Net loss available to common shareholders	$ (14,512,465)			$ (15,937,289)

Loss per common share, basic and diluted	$(11.31)			$(12.42)

Weighted average number of common shares outstanding	1,283,313			1,283,313

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

The following pro forma adjustments summarize the adjustments made to the December 31, 2004 balance sheet of the Company:

(a)	The assets have been reflected as if the acquisition of Westchester West had occurred on December 31, 2004.

Purchase accounting was applied for the acquisition of Westchester West consistent with provisions of Statement of Financial Accounting Standards No. 141 (“SFAS 141”), Business Combinations. In accordance with SFAS 141, the fair value of the real estate acquired is allocated to the acquired tangible assets, consisting of land, building and personal property, and identified intangible assets and liabilities, including the value of in-place leases and tenant relationships, based in each case on their fair values. The Company currently believes that it has not received all invoices for costs related to the acquisition of Westchester West and that the allocation of the purchase price, net of acquired in-place leases and tenant relationships, is preliminary until which time all final costs have been accumulated. The Company currently anticipates that the allocation of the purchase price will be finalized no later than June 30, 2005.

The Company purchased the Interests in the partnership totaling $40,738,496, including closing costs and acquisition fees. The Company also assumed liabilities relating to normal operations, such as security deposits and other miscellaneous accrued expenses and deferred revenue.

The net purchase price, including closing costs and acquisition fees, was allocated as follows:

Total
Multifamily apartment communities	$ 39,681,021
In-place leases and tenant relationships	732,219
Replacement reserve accounts	111,000
Deferred expenses	196,547
Prepaid expenses and other assets	343,955
Deferred revenue and other liabilities	(326,246)
New first mortgage	(29,500,000)

Cash Paid	$ 11,238,496

The Company paid acquisition fees of $392,500 for the purchase of Westchester West. The fees were paid to an affiliate of the Company.

(b)

The Company purchased the Interests in Westchester West for a total purchase price, including closing costs and acquisition fees, of $41,064,742, net of new first mortgages in the amount of $29,500,000 and other liabilities of $326,246, resulting in a pro forma net cash adjustments of $(11,238,496) at December 31, 2004.

The following pro forma adjustments summarize the adjustments made to the Statement of Operations of the Company for the year ended December 31, 2004. The pro forma adjustments reflect activity as if the acquisition of Westchester West had been completed as of January 1, 2004.

(c)	Reflects management fees based on the asset and property management fee agreements entered into with affiliates of the Company, calculated as follows:

Asset Management Fees:

Westchester West

Multifamily apartment communities value	$ 39,250,000
Asset management fee	0.40%

Annual fee	$ 157,000

Property Management Fees:

Westchester West
Revenue	$ 4,404,671
4.0%
Property management fee	176,187
Asset management fee	157,000
Total management fees	$ 333,187

(d)

The depreciation expense adjustment is to reflect the expense as if the acquisition of Westchester West had been completed as of January 1, 2004. Depreciation is computed on the straight line basis over the estimated useful lives of the assets, as follows:

Rental property	25 years
Improvements	5 to 20 years
Appliances, carpeting and equipment	3 to 8 years

Allocation of the purchase price net of acquired in-place leases and tenant relationships to land, building, built-in components, improvements, carpeting, furniture and fixtures are as follows:

Assets	Allocation %	Westchester West

Land	12%	$ 4,761,722
Building	66%	26,189,476
Built-in components	7%	2,777,671
Site improvements	9%	3,571,292
Fixtures	2%	793,620
Appliances	2%	793,620
Carpeting	2%	793,620

Total	100%	$ 39,681,021

Charge to depreciation expense as if the acquisition of Westchester West had occurred on January 1, 2004:

	Assets	Depreciable Life	WestchesterWest

	Building	25	$ 1,047,579
	Built-in components	25	111,107
	Site improvements	15	238,086
	Fixtures	15	52,908
	Appliances	5	158,724
	Carpeting	3	264,540

	Annual expense		$ 1,872,944

(e)	Reflects the charge to interest expense as if the acquisition and financing of Westchester West and the related mortgage note payable had been completed as of January 1, 2004, as follows:

Westchester West

Mortgage note	$ 29,500,000
Interest rate	5.03%

Annual interest expense	$ 1,504,459

(f)	Reflects an increase in amortization expense related to acquired in-place leases and tenant relationships, calculated as follows:

Westchester West

Acquired in-place leases	$ 576,586
Amortization period (in months)	12

Annual amortization expense	$ 576,586

Acquired tenant relationships	$ 155,633
Amortization period (in months)	24

Annual amortization expense	$ 77,817

Westchester West

Amortization of acquired in-place leases	$ 576,586
Amortization of tenant relationships	77,817

Amortization expense	$ 654,403

(1)	Assumes acquired in-place leases were fully amortized as of December 31, 2004.
(2)	Assumes tenant relationships were 50% amortized as of December 31, 2004.

(g)

Unless otherwise indicated by specific reference to the notes to pro forma consolidated financial statements, the results of operations presented in the Pro Forma Consolidated Statement of Operations for Westchester West was obtained from historical financial statements provided by the Seller.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations by the Company (including Westchester West ) based upon the pro forma consolidated statement of operations for the year ended December 31, 2004. These estimated results do not purport to represent results of operations for Westchester West in the future and were prepared based on the assumptions outlined in the following notes, which should be read in conjunction with this statement.

Proforma

Revenue	$ 44,924,333

Expenses:
Operating	10,922,372
Maintenance	3,353,316
Real estate taxes	4,839,613
General and administrative	1,730,258
Management fees	3,066,954
Depreciation	13,668,760
Loss on extinguishment of debt	1,059,143
Interest	12,706,823
Allocation of net losses to minority interests in properties	(151,213)

Total expenses	51,196,026

Estimated taxable operating loss before estimated taxable
income from investments in mortgage funds	(6,271,693)

Estimated taxable income from investments in mortgage funds	4,506,858

Estimated taxable operating loss	(1,764,835)

Adjustments:
Add -
Depreciation	13,501,216
Amortization of acquired in-place leases and tenant relationships	167,545
Loss on extinguishment of debt	1,059,143

Estimated cash to be made available by operations	$ 12,963,069

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

NOTE TO PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

1.	Basis of Presentation

The pro forma results for December 31, 2004 presented in the Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations summarize the adjustments made to the results of operations of the Company for the year ended December 31, 2004. The pro forma adjustments reflect activity as if the acquisition of Westchester West had been completed as of January 1, 2004.

No income taxes have been provided in the statement because the Company is organized and operates in a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”). Accordingly, the Company generally will not pay Federal income taxes on its income provided that distributions to its shareholders equal at least 90% of its REIT taxable income as defined under the Code.

The Company believes that due to its structure and the terms of the partnership agreement of the BIR-OP, the taxable income would be allocated to the preferred partners of BIR-OP and in turn be allocated to the preferred shareholders. Generally income is allocated to the preferred shareholders equal to their preferred distribution with the remaining net income, or effective net loss, allocated to the common partners of BIR-OP and the common shareholders.